                                                                 Exhibit 10(iii)

                         FEDERAL REALTY INVESTMENT TRUST
                        PERFORMANCE SHARE AWARD AGREEMENT

         This Performance Share Award Agreement (this "Agreement") is made as of February 28, 2002 between Federal Realty Investment Trust, a Maryland real estate investment trust (the "Trust"), and Donald C. Wood, an individual employee of the Trust (the "Key Employee").

         WHEREAS, the Compensation Committee of the Board of Trustees of the Trust (the "Board of Trustees") has authorized the award by the Trust to the Key Employee under the Trust's Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan") of a Performance Share Award for a certain number of shares of beneficial interest of the Trust (the "Shares"); and

         WHEREAS, the parties hereto desire to set forth in this Agreement their respective rights and obligations with respect to such Shares.

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       Award of Performance Shares.

                  1.1. The Trust hereby grants to the Key Employee, as of February 28, 2002 (the "Award Date"), Ten Thousand (10,000) Shares (the "Performance Shares"), subject to the restrictions and other terms and conditions set forth herein and in the Amended Plan.

                  1.2. On or as soon as practicable after the Award Date, the Trust shall cause one or more stock certificates representing the Performance Shares to be registered in the name of the Key Employee. Such stock certificate or certificates shall be subject to a stop-transfer order and such other restrictions as the Board of Trustees or any committee thereof may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are listed and any applicable federal or state securities law, and the Trust may cause a legend or legends to be placed on such certificate or certificates to make appropriate reference to such restrictions.

                  1.3. The certificate or certificates representing the Performance Shares shall be held in custody by the Chief Financial Officer of the Trust until the Restriction

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Period (as hereinafter defined in Paragraph 4) with respect thereto shall have lapsed. Simultaneously with the execution and delivery of this Agreement, the Key Employee shall deliver to the Trust one or more undated stock powers endorsed in blank relating to the Performance Shares. The Trust shall deliver or cause to be delivered to the Key Employee or, in the case of the Key Employee's death, to the Key Employee's Beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, as to which the restrictions herein shall have expired. Upon forfeiture, in accordance with Paragraph 4, of all or any portion of the Performance Shares, the certificate or certificates representing the forfeited Performance Shares shall be canceled.

         2.       Restrictions Applicable to Performance Shares.

                  2.1. Beginning on the Award Date, the Key Employee shall have all rights and privileges of a stockholder with respect to the Performance Shares, except that the following restrictions shall apply:

                           (a) none of the Performance Shares may be assigned or
                  transferred (other than by will or the laws of descent and distribution, or in the Committee's discretion, pursuant to a domestic relations order within the meaning of Rule 16a-12 of the Securities Exchange Act of 1934, as amended), pledged (subject to Paragraph 5) or sold by the Key Employee during the Restriction Period (as hereinafter defined in Paragraph
                  4);

                           (b) all or a portion of the Performance Shares may be
                  forfeited in accordance with Paragraph 4; and

                           (c) any Shares distributed as a dividend or otherwise
                  with respect to any Performance Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Performance Shares and shall be represented by book entry and held in the same manner as the Performance Shares with respect to which they were distributed.

                  2.2. Any attempt to dispose of Performance Shares in a manner contrary to the restrictions set forth in this Agreement shall be null, void and ineffective.

         3.       Performance Period.

                  The Performance Period shall be the period beginning on January 1, 2002 and ending on December 31, 2011. Within the Performance Period there shall be ten Award Periods; each such Award Period shall begin on January 1 and end on December 31 of the same year.

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         4.       Restriction Period.

                  4.1. Subject to Paragraphs 4.2 through 4.8, the restrictions set forth in Paragraph 2 shall apply for a period (the "Restriction Period") from the Award Date until such Restriction Period lapses. For any Award Period, the Restriction Period shall lapse with respect to Two Thousand (2,000) Performance Shares if and only if the Committee determines, in accordance with Paragraph 4.2 below, that the Performance Target (as defined in Paragraph 4.2(b)) for that Award Period has been met by the Trust.

                  4.2. (a) Promptly after the announcement or other publication by the Trust of its final results of operations for each of the first through the tenth Award Periods, the Committee shall determine whether the Performance Target has been met by the Trust for such Award Period, and, if so, shall determine that the Restriction Period shall lapse with regard to the number of Performance Shares specified in Paragraph 4.1 above with respect to such Award Period; provided, however, that the Restriction Period for any particular Performance Shares shall not lapse unless the Key Employee tenders to the Trust (or the Trust otherwise withholds in accordance with Paragraph 4.8) (i) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Performance Shares or (ii) an executed promissory note evidencing the Key Employee's obligation to repay a Tax Loan (as hereinafter defined in Paragraph
5) in the amount of any such tax obligation. The Trust will promptly notify the Key Employee (or the executors or administrators of his estate) of its determinations under this Paragraph 4.2 (the "Determination Notice"). The Trust will file the Determination Notice with the minutes of the Committee.

                       (b) The Performance Target will have been met or exceeded based upon the application of an annual test, which requires the Trust's total return for the applicable Award Period to exceed the Morgan Stanley REIT Index1 total return for the same year. If, in any Award Period, the Trust does not meet or exceed the Performance Target (after taking into account the lapsing of Performance Shares resulting therefrom), the Restriction Period will not lapse as to any Performance Shares allocable to such Award Period.

                  4.3. If there are any Performance Shares as to which the Restriction Period has not lapsed after the Committee has determined the number of Performance

-------------
/1/ Or a substitute index approved by the Committee, in the event the Morgan
         Stanley REIT Index is not available.

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Shares as to which the Restriction Period will lapse with respect to the tenth
Award Period (the "Remaining Shares"), then any and all then-remaining Performance Shares as to which the Restriction Period has not lapsed shall terminate and be forfeited.

                  4.4. The Restriction Period shall lapse as to all Performance Shares upon the occurrence of a Change in Control. In such event, if the Key Employee tenders (or the Trust otherwise withholds in accordance with Paragraph 4.8) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for the Performance Shares, the Trust shall deliver or cause to be delivered to the Key Employee, within ten (10) business days after the Change in Control, one or more stock certificates representing those Performance Shares as to which the Restriction Period shall have lapsed. In the event of a Change in Control, the Trust shall make a payment to the Key Employee in the amount of federal and state income taxes that he will incur as a result of the lapsing of the Restriction Period with respect to all Performance Shares under this Paragraph
4.4 (the "Income Tax Payment"); provided, however, that the Trust shall withhold from such Income Tax Payment and pay to the applicable government taxing authorities, any amounts required to be withheld with respect to the Income Tax Payment under applicable law.

                  4.5. (a) The Restriction Period shall lapse as to all Performance Shares in the event (i) of the termination of the Key Employee due to Disability (as defined in Paragraph 4.5(b)) or (ii) the Key Employee is terminated by the Trust without Cause (as defined in Paragraph 4.5(b)), if the Key Employee or his legal representative tenders (or the Trust otherwise withholds in accordance with Paragraph 4.8) (i) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Restricted Shares or (ii) an executed promissory note evidencing the Key Employee's obligation to repay a Tax Loan (as defined in Paragraph 5) in the amount of any such tax obligation.

                       (b) For purposes of this Agreement, the terms "Cause" and "Disability" shall have the meanings assigned to them in the Severance Agreement between the Trust and the Key Employee in effect from time to time.

                  4.6. In the event (i) of the Key Employee's death or (ii) the Key Employee resigns from employment in all capacities with the Trust, the Restriction Period shall lapse as to (x) the number of Performance Shares as to which the Restriction Period was to lapse at the end of the Award Period during which the Key Employee died or resigned from employment in all capacities with the Trust, times (y) (A) the number of months the Key Employee was employed during the Award Period (including, in the event of the Key Employee's death, the month in which his death occurred, as a whole month) (in the event of the Key Employee's resignation from employment in all capacities with the Trust, if the Key Employee resigned before the 16/th/ day of a month,

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that month shall be treated as a month in which he did not work) divided by (B)
twelve; provided, however, that the Restriction Period will not lapse as to any Restricted Shares unless the Key Employee or his legal representative tenders (or the Trust otherwise withholds in accordance with Paragraph 4.8) (i) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Performance Shares or (ii) an executed promissory note evidencing the Key Employee's or his estate's obligation to repay a Tax Loan (as defined in Paragraph 4) in the amount of any such tax obligation. After the Restriction Period with respect to this number of Performance Shares has lapsed, all rights of the Key Employee to any and all then-remaining Performance Shares as to which the Restriction Period has not lapsed shall terminate and be forfeited.

                  4.7. If the Key Employee is terminated by the Trust for Cause during the Restriction Period, then all rights of the Key Employee to any and all then-remaining Performance Shares as to which the Restriction Period has not lapsed shall terminate and be forfeited.

                  4.8. In the event the Key Employee or his legal representative
(i) fails to promptly tender to the Trust any required tax withholding amount in accordance with this Paragraph 4 or (ii) elects not to execute a promissory note evidencing his obligation to repay a Tax Loan (in accordance with Paragraph 5) in the amount of any required tax withholding amount, then the Trust shall retain a portion of the Performance Shares sufficient to meet its tax withholding obligation.

                  5. Tax Loan. (a) The Trust shall extend loans to the Key Employee from time to time to provide him with funds to pay the federal and state taxes that he will incur as a result of the lapsing of the Restriction Period with respect to Performance Shares except with respect to federal and state taxes incurred as a result of the lapsing of the Restriction Period with respect to Performance Shares under Paragraph 4.4 ("Tax Loans"). The Key Employee will execute promissory notes in the form attached to this Agreement to evidence his obligation to repay such Tax Loans. As of each date a Tax Loan is extended to the Key Employee, the dollar amount of such Tax Loan so issued to the Key Employee hereunder shall not exceed 50% of the Fair Market Value of the Shares awarded to the Key Employee hereunder as to which the Restriction Period has then lapsed. As collateral to secure his obligation to repay any Tax Loan extended to him hereunder and any accrued but unpaid Interest on such Tax Loan, the Key Employee hereby (i) pledges to the Trust that number of Performance Shares awarded to him hereunder as to which the Restriction Period has lapsed having an aggregate value which is equal on the date of the Tax Loan to 125% of the amount of such Tax Loan, and (ii) assigns to the Trust all quarterly cash or other dividends paid on such Performance Shares.

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                  (b) In the event of a Change in Control, the Trust shall
extend a loan to the Key Employee to provide him with funds to pay the federal and state income taxes that he will incur as a result of receipt of the Income Tax Payment (in accordance with Paragraph 4.4) (the "Change in Control Tax Loan"). The Key Employee will execute a promissory note in the form attached to this Agreement to evidence his obligation to repay such Change in Control Tax Loan.

         6.       Miscellaneous.

                  6.1. Definitions; Application of Amended Plan. Capitalized terms used in this Agreement, unless otherwise defined herein, have the respective meanings given to such terms in the Amended Plan. The terms of the Amended Plan are incorporated by reference as if set forth herein in their entirety and, except as specifically provided herein, shall govern the terms of this Performance Share Award Agreement.

                  6.2. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered in person or when deposited in the U.S. mail, registered or certified, postage prepaid, and mailed to the respective addresses set forth herein, unless a party changes its address for receiving notices by giving notice in accordance with this Paragraph, in which case, to the address specified in such notice.

                  6.3. Continued Employment. This Agreement shall not confer upon the Key Employee any right with respect to continuance of employment by the Trust.

                  6.4. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and shall supersede all prior agreements and understandings, oral or written, between the parties with respect thereto. No provision of this Agreement may be amended, modified or waived at any time unless such amendment, modification or waiver shall be agreed to in writing and signed by both of the parties hereto.

                  6.5. Assignment. This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Key Employee and the assigns and successors of the Trust, but neither this Agreement nor any rights hereunder, subject to Paragraph 2.1(a), shall be assignable or otherwise subject to hypothecation by the Key Employee.

                  6.6. Severability. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not so held invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

                  6.7. Governing Law. This Agreement and its validity, interpretation, performance and enforcement shall be governed by the laws of the State of Maryland other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

                  6.8. Certain References. References to the Key Employee in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the Key Employee's executors or the administrators, or the person or persons to whom all or any portion of the Restricted Shares may be transferred by will or the laws of descent and distribution, shall be deemed to include such person or persons.

                  6.9. Headings. The headings of Paragraphs hereof are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

                  6.10. Source of Payments. Payments provided under this Agreement, if any, shall be paid in cash from the general funds of the Trust, and no special or separate fund shall be established and no other segregation of assets shall be made to assure payment.

                  6.11.Counterparts. This Agreement may be executed in multiple counterparts with the same effect as if each of the signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

         IN WITNESS WHEREOF, the Trust has caused this Agreement to be duly executed and the Key Employee has hereunto set his hand effective as of the day and year first above written.

                         FEDERAL REALTY INVESTMENT TRUST

                         By:____________________________________
                         Name:
                         Title:

                         Address:
                         1626 East Jefferson Street
                         Rockville, Maryland 20852

                         KEY EMPLOYEE:

                         --------------------------------------
                         DONALD C. WOOD

                         Address:

                                     FORM OF

                                    TAX NOTE

                                                   -------------, ----

FOR VALUE RECEIVED, Donald C. Wood ("Borrower"), promises to pay to the order of FEDERAL REALTY INVESTMENT TRUST ("Payee") at 1626 East Jefferson Street, Rockville, Maryland 20852, or at such other place as the holder thereof may from time to time designate in writing, in lawful money of the United States of America, the principal sum as set forth on Schedule A hereto, as amended from time to time, together with interest as described below on the principal balance hereof from time to time outstanding, all in accordance with the following terms and provisions:

         1. Federal Realty Investment Trust Amended and Restated 1993 Long-Term Incentive Plan. This promissory note (as the same may be amended, modified or supplemented from time to time, the "Tax Note") represents the Loan referred to in Section 11.07 of the Federal Realty Investment Trust Amended and Restated 1993 Long-Term Incentive Plan (as amended, modified or supplemented from time to time, "the Plan") and Paragraph 5 of the Performance Share Award Agreement between Borrower and Payee dated February 28, 2002 (the "Performance Share Award Agreement"). Capitalized terms used in this Tax Note, unless otherwise defined herein, have the respective meanings given to such terms in the Plan. This Tax Note evidences a recourse, secured loan made by Payee to Borrower to assist Borrower in paying the federal and state tax obligations incurred as a result of Borrower's participation in the Plan. The performance of the Borrower's obligations hereunder is secured by (a) a pledge of that number of Shares as to which the Restriction Period has lapsed under the Performance Share Award Agreement having an aggregate value which is equal, on the date a Loan is made, to 125% of the principal amount of the Loan, and (b) an assignment to Payee of all quarterly cash Dividends paid on such Shares sufficient to pay the Interest (as hereinafter defined) hereon.

         2. Interest. The unpaid principal balance of this Tax Note, outstanding from time to time, shall bear Interest at the rate set forth on Schedule A hereto, which rate shall be the lesser of (A) the Trust's borrowing rate and (B) the annual dividend rate per Share divided by the Fair Market Value of a Share on the Date of Grant, as defined in the Performance Share Award Agreement and shall be due and payable quarterly in arrears on each date of payment of a cash dividend on the Shares owned by Borrower pursuant to the Performance Share Award Agreement. If no quarterly cash Dividend is paid on the Shares for a quarter, Interest shall accrue on the last day of the quarter, and shall be satisfied from future cash Dividends paid on such Shares. Any accrued but unpaid

Interest on the Tax Note shall be due and payable on the date the outstanding principal balance of this Tax Note is due and payable.

         3. Principal Payments. The outstanding principal balance of this Tax Note is due and payable on the date 13 years from the date of the Loan.

         4. Termination of Employment. In the event there is a Termination of Employment of Borrower, the following shall apply:

                  a. Termination of Employment by Voluntary Resignation. In the event of Borrower's Termination of Employment by voluntary resignation, the outstanding balance of the Tax Loan and any accrued but unpaid Interest thereon shall be due and payable within ninety (90) days of the date of Borrower's Termination of Employment by voluntary resignation.

                  b. Termination of Employment by Disability or Change in Control. In the event of the Termination of Borrower's Employment by reason of Disability or a Change in Control, the outstanding balance of the Tax Note and any accrued but unpaid Interest thereon shall be due and payable within one hundred eighty
                           (180) days of such Termination of Employment.

                  c. Termination of Employment by Death or Termination Without Cause. In the event of Borrower's Termination of Employment by reason of death or termination without Cause, the outstanding balance of the Tax Note and any accrued but unpaid Interest thereon shall be due and payable within three hundred sixty-five (365) days of such Termination of Employment.

                  d. Termination of Employment for Cause. In the event of Borrower's Termination of Employment that constitutes a Discharge for Cause, the outstanding balance of the Tax Note and any accrued but unpaid Interest thereon shall be due and payable immediately upon the date of Borrower's Termination of Employment for Cause.

         5. Prepayment. This Tax Note may be prepaid in whole or in part at any time, and from time to time, without penalty. All partial prepayments shall be applied to the outstanding principal balance of the Tax Note.

         6. Default. An Event of Default shall occur hereunder if the Borrower shall fail to repay the balance of this Tax Note and any accrued but unpaid Interest thereon within the applicable time periods set forth in the foregoing Paragraphs 2, 3 and 4 hereof and such failure shall continue for a period of ten days after written notice thereof has been given to the Borrower by the Payee. Upon the occurrence of an Event of Default, the outstanding balance of this Tax Note and any accrued but unpaid Interest thereon shall become immediately due and payable at the option of the Payee. Any delay by the Payee in exercising, or any failure of the Payee to exercise, the aforesaid option to accelerate with respect to an Event of Default shall not constitute a waiver of its right to exercise such option with respect to that or any subsequent Event of Default.

         7. Retention of Security. If there is an Event of Default and Payee exercises its option to accelerate this Tax Note, then in that event Payee shall be entitled to retain that portion of the Shares awarded under the Performance Share Award Agreement as to which the Restriction Period has lapsed that has a Fair Market Value (as of the last day of the applicable time period for repayment as set forth in Paragraphs 2, 3 and 4 of this Tax Note) equal to the sum of the outstanding principal balance of this Tax Note and any accrued but unpaid Interest thereon, such Fair Market Value and balance to be determined as of the date of Payee's notice of acceleration.

         8. Waiver; Extensions. Presentment, demand, notice of dishonor, protest and the benefits of the homestead and all other exemptions provided debtors are hereby waived. The Borrower agrees that he shall remain liable for the payment hereof notwithstanding any agreement for the extension of the due date of any amount payable hereunder made by the Payee after the maturity thereof.

         9. Notices. All notices, requests, demands and other communications with respect to this Tax Note shall be in writing and shall be delivered by hand or sent by the United States mail, certified postage prepared, return receipt requested, to the following addresses:

                  If to the Payee:

                  Federal Realty Investment Trust
                  1626 East Jefferson Street
                  Rockville, Maryland  20852
                  Attn:  Legal Department

                  If to the Borrower:

                  Donald C. Wood


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

Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) upon the date it is actually received if it is delivered by hand or third business day after the day on which it is deposited in the United States mail. The Borrower or Payee may change its address by notifying the other party of the new address in any manner permitted by this Paragraph 9.

         10. Severability. If any provision of this Tax Note, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of the provisions of this Tax Note, or the application of such provision to other persons or circumstances shall not be affected thereby, and each provision of this Tax Note shall be valid and enforceable to the fullest extent permitted by law.

         11. Successors and Assigns. This Tax Note shall be binding upon and inure to the benefit of Borrower and Payee, and their respective heirs, administrators, personal representatives, successors and assigns; provided, however, that the Borrower may not assign or delegate his obligations hereunder without the prior written consent of Payee.

         12. Governing Law. This Tax Note shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to conflict of law principles.

         IN WITNESS WHEREOF, the Borrower has executed this Tax Note.


                                             ___________________________
                                             Donald C. Wood

                                       4

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                                   SCHEDULE A

Date of Advance               Amount Advanced                    Interest Rate

                                     FORM OF

                                    TAX NOTE

           [to be used in connection with Change in Control Tax Loan]

                                          _____________, ____

FOR VALUE RECEIVED, DONALD C. WOOD ("Borrower"), promises to pay to the order of FEDERAL REALTY INVESTMENT TRUST ("Payee") at 1626 East Jefferson Street, Rockville, Maryland 20852, or at such other place as the holder thereof may from time to time designate in writing, in lawful money of the United States of America, the principal sum of ___________________________ Dollars and No Cents, together with interest as described below on the principal balance hereof from time to time outstanding, all in accordance with the following terms and provisions:

         1. Federal Realty Investment Trust Amended and Restated 1993 Long-Term Incentive Plan. This promissory note (as the same may be amended, modified or supplemented from time to time, the "Tax Note") represents the Loan referred to in Section 11.07 of the Federal Realty Investment Trust Amended and Restated 1993 Long-Term Incentive Plan (as amended, modified or supplemented from time to time, "the Plan") and Paragraph 5 of the Performance Share Award Agreement between Borrower and Payee dated February 28, 2002 (the "Performance Share Award Agreement"). Capitalized terms used in this Tax Note, unless otherwise defined herein, have the respective meanings given to such terms in the Plan. This Tax Note evidences a recourse, secured loan made by Payee to Borrower to assist Borrower in paying the federal and state tax obligations incurred as a result of Borrower's participation in the Plan. The performance of the Borrower's obligations hereunder is secured by (a) a pledge of that number of Shares as to which the Restriction Period has lapsed under the Performance Share Award Agreement having an aggregate value which is equal, on the date the Loan is made, to 125% of the principal amount of the Loan, and (b) an assignment to Payee of all quarterly cash Dividends paid on such Shares sufficient to pay the Interest (as hereinafter defined) hereon.

         2. Interest. The unpaid principal balance of this Tax Note, outstanding from time to time, shall bear Interest at the rate set forth on Schedule A hereto, which rate shall be the lesser of (A) the Trust's borrowing rate and (B) the annual dividend rate per Share divided by the Fair Market Value of a Share on the Date of Grant, as defined in the Performance Share Award Agreement and shall be due and payable quarterly in arrears on each date of payment of a cash dividend on the Shares owned by Borrower pursuant to the Performance Share Award Agreement. If no quarterly cash Dividend is paid on the Shares for a quarter, Interest shall accrue on the last day of the quarter, and shall be satisfied from future cash Dividends paid on such Shares. Any accrued but unpaid Interest on the Tax Note shall be due and payable on the date the outstanding principal balance of this Tax Note is due and payable.

         3. Principal Payments. The outstanding principal balance of this Tax
Note is due and payable on the date eight years from the date of the Loan.

         4. Prepayment. This Tax Note may be prepaid in whole or in part at any time, and from time to time, without penalty. All partial prepayments shall be applied to the outstanding principal balance of the Tax Note.

         5. Default. An Event of Default shall occur hereunder if the Borrower shall fail to repay the balance of this Tax Note and any accrued but unpaid Interest thereon within the applicable time periods set forth in the foregoing Paragraphs 2 and 3 hereof and such failure shall continue for a period of ten days after written notice thereof has been given to the Borrower by the Payee. Upon the occurrence of an Event of Default, the outstanding balance of this Tax Note and any accrued but unpaid Interest thereon shall become immediately due and payable at the option of the Payee. Any delay by the Payee in exercising, or any failure of the Payee to exercise, the aforesaid option to accelerate with respect to an Event of Default shall not constitute a waiver of its right to exercise such option with respect to that or any subsequent Event of Default.

         6. Retention of Security. If there is an Event of Default and Payee exercises its option to accelerate this Tax Note, then in that event Payee shall be entitled to retain that portion of the Shares awarded under the Performance Share Award Agreement as to which the Restriction Period has lapsed that has a Fair Market Value (as of the last day of the applicable time period for repayment as set forth in Paragraphs 2 and 3 of this Tax Note) equal to the sum of the outstanding principal balance of this Tax Note and any accrued but unpaid Interest thereon, such Fair Market Value and balance to be determined as of the date of Payee's notice of acceleration.

         7. Waiver; Extensions. Presentment, demand, notice of dishonor, protest and the benefits of the homestead and all other exemptions provided debtors are hereby waived. The Borrower agrees that he shall remain liable for the payment hereof notwithstanding any agreement for the extension of the due date of any amount payable hereunder made by the Payee after the maturity thereof.

         8. Notices. All notices, requests, demands and other communications with respect to this Tax Note shall be in writing and shall be delivered by hand or sent by the United States mail, certified postage prepared, return receipt requested, to the following addresses:

                  If to the Payee:

                  Federal Realty Investment Trust
                  1626 East Jefferson Street
                  Rockville, Maryland  20852
                  Attn:  Legal Department

                  If to the Borrower:

                  Donald C. Wood

                  _______________________
                  _______________________

Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) upon the date it is actually received if it is delivered by hand or third business day after the day on which it is deposited in the United States mail. The Borrower or Payee may change its address by notifying the other party of the new address in any manner permitted by this Paragraph 8.

         9. Severability. If any provision of this Tax Note, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of the provisions of this Tax Note, or the application of such provision to other persons or circumstances shall not be affected thereby, and each provision of this Tax Note shall be valid and enforceable to the fullest extent permitted by law.

         10. Successors and Assigns. This Tax Note shall be binding upon and inure to the benefit of Borrower and Payee, and their respective heirs, administrators, personal representatives, successors and assigns; provided, however, that the Borrower may not assign or delegate his obligations hereunder without the prior written consent of Payee.

         11. Governing Law. This Tax Note shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to conflict of law principles.

         IN WITNESS WHEREOF, the Borrower has executed this Tax Note.


                                                  ___________________________
                                                  Donald C. Wood

                                   SCHEDULE A

Interest Rate:

                                       4